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                      SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549

                         ------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):

                                 June 1, 1995
                         ------------------------------






                            REN Corporation - USA
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       Tennessee                        0-18067                  62-1323090
   ---------------                 ----------------           ----------------
   (State or Other                 (Commission File           (I.R.S. Employer
   Jurisdiction of                      Number)               Identification
    Incorporation)                                                Number)


                  6820 Charlotte Pike
                  Nashville, Tennessee                          37209
    ----------------------------------------                  ----------
    (Address of principal executive offices)                  (Zip Code)


                                (615) 353-4200
- --------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


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ITEM 5.          OTHER EVENTS.

                          On July 13, 1995, REN Corporation - USA, a Tennessee
                 corporation, received a proposal from its parent corporation, COBE Laboratories, Inc., a Colorado corporation ("COBE"), to acquire all of the equity interests in REN not currently owned by COBE, including all common shares that may be issued upon the exercise of options and warrants outstanding on July 12, 1995. Under the transaction, proposed to be structured as a cash merger, REN shareholders other than COBE will receive $18.00 per share in cash. The offer is subject to approval by the Board of Directors of REN and other customary conditions. The Board of Directors of REN has established a special committee of its independent directors to consider the terms of the offer and to make its recommendations regarding the offer to the Board of Directors of REN.

                          On July 11, 1995, the Registrant announced that it
                 had formed a joint venture with S. Robert Contiguglia, M.D. and Melvyn H. Klein, M.D. to acquire and operate the Rocky Mountain Kidney Center, located in Denver, Colorado, all as described in the Registrant's press release, a copy of which is filed herewith as Exhibit 20.2. This transaction became effective on June 1, 1995.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 (c)      EXHIBITS.

                          20.1 Press Release of REN Corporation - USA, dated July 14, 1995

                          20.2 Press Release of REN Corporation - USA dated July 11, 1995

                          99.1 Consent Letter, dated as of July 13, 1995, from the Board of Directors of the Registrant addressed to COBE Laboratories, Inc. ("COBE") permitting COBE to make a proposal to acquire Common Stock of the Registrant

                          99.2 Offer Letter, dated as of July 13, 1995, from COBE to the Board of Directors of the Registrant offering to acquire Common Stock of the Registrant





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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               REN CORPORATION - USA



Date:  July 17, 1995                           By:  /s/ Ralph Z. Levy, Jr.
                                                  ------------------------------
                                                    Ralph Z. Levy, Jr.
                                                    Executive Vice President and
                                                    General Counsel





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                              INDEX TO EXHIBITS

                                                                                   Sequential
Exhibit                                                                            Page
Number              Description                                                    Number
- ------              -----------                                                    ------
20.1                Press Release of REN Corporation - USA,
                    dated July 14, 1995

20.2                Press Release of REN Corporation - USA,
                    dated July 11, 1995

99.1 Consent Letter, dated as of July 13, 1995, from the Board of Directors of the Registrant addressed to COBE Laboratories, Inc. ("COBE") permitting COBE to make a proposal to acquire
                    Common Stock of the Registrant

99.2                Offer Letter, dated as of July 13, 1995, from
                    COBE to the Board of Directors of the Registrant offering to acquire Common Stock of the Registrant





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